UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2023 (February 15, 2023)

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza, 10th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On February 15, 2023, WeWork Companies LLC, a Delaware limited liability company (the “WeWork Obligor”) and wholly owned subsidiary of WeWork Inc., a Delaware corporation, SoftBank Group Corp., a Japanese joint-stock company (“SBG” and in its capacity as obligor, the “Outgoing SoftBank Obligor”), SoftBank Vision Fund II-2 L.P., a limited partnership established in Jersey (the “Partnership”), acting by its manager, SB Global Advisers Limited, a limited company incorporated under the laws of England and Wales (the “Manager” and the Partnership, acting via the Manager, the “SVF Obligor”), SVF II GP (Jersey) Limited, a private limited company incorporated in Jersey (“SVF II GP”), the senior tranche issuing creditors (collectively, the “Senior Tranche Issuing Creditors”), the senior tranche L/C participants (collectively, the “Senior Tranche L/C Participants”), the junior tranche issuing creditor (the “Junior Tranche Issuing Creditor”), an incoming junior tranche L/C participant (the “Incoming Junior Tranche L/C Participant”), Goldman Sachs International Bank (“GSIB”), as the administrative agent for the Senior Tranche Issuing Creditors and the Senior Tranche L/C Participants, GSIB, as shared collateral agent for the Senior Tranche Issuing Creditors, the Senior Tranche L/C Participants, the Junior Tranche Issuing Creditor and the junior tranche L/C participants (the “Junior Tranche L/C Participants”), and Kroll Agency Services Limited, the administrative agent for the Junior Tranche Issuing Creditor and Junior Tranche L/C Participants, entered into the Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement, dated as of December 27, 2019 (as amended or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by the Sixth Amendment, the “Credit Agreement”). The Sixth Amendment, among other things, provides for:

(i)

subject to the satisfaction of certain conditions, additional commitments of the Incoming Junior Tranche L/C Participant to the junior letter of credit tranche in an aggregate amount of $120.0 million;

(ii)

the resignation of the Outgoing SoftBank Obligor with respect to the junior letter of credit tranche and the SVF Obligor’s assumption of all of Outgoing SoftBank Obligor’s obligations with respect to the junior letter of credit tranche with certain collateral support required in respect of the SVF Obligor’s obligations thereunder, shared on a pari passu basis with the senior letter of credit tranche;

(iii)	the issuance of a letter of credit with a face value of $120.0 million under the junior letter of credit tranche for the benefit of the WeWork Obligor (the “Sixth Amendment Junior Letter of Credit”);

(iv)	the drawing in full of the Sixth Amendment Junior Letter of Credit, thereby increasing the junior tranche reimbursement obligations from $350.0 million to $470.0 million;

(v)	the extension of the termination date of the junior tranche reimbursement obligations from November 30, 2023 to March 7, 2025;

(vi)

the increase of the interest margin applicable to the junior letter of credit tranche from 6.50% to 9.90% for reimbursement obligations, which are based on term SOFR (as defined in the Existing Credit Agreement); and

(vii)

the increase the total commitments in respect of the senior letter of credit tranche to an aggregate of approximately $960.0 million, as of the effective date of the Sixth Amendment (the “Sixth Amendment Commitment Increase”).

In addition, on February 10, 2023, the previously scheduled reduction of commitments in respect of the senior letter of credit tranche from approximately $1.1 billion to $930.0 million became effective. As a result of such reduction and the Sixth Amendment Commitment Increase, as well as the aggregate amount of letters of credit outstanding under the senior letter of credit tranche, approximately $105 million of contingent obligations in respect of letters of credit issued under the senior letter of credit tranche were required to be cash collateralized pursuant to the terms of the Credit Agreement.

The foregoing summary of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Sixth Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

In connection with the Sixth Amendment, on February 15, 2023, WeWork, the Outgoing SoftBank Obligor, and the SVF Obligor entered into the First Amendment to Amended and Restated Reimbursement Agreement (the “Reimbursement Agreement Amendment”), which amends that certain Amended and Restated Reimbursement Agreement, dated as of December 20, 2022 (the “Existing Reimbursement Agreement”), by and between WeWork, the Outgoing SoftBank Obligor, and the SVF Obligor. The Reimbursement Agreement Amendment, among other things, amends the Existing Reimbursement Agreement to substitute the SVF Obligor for the Outgoing Softbank Obligor with respect to the junior letter of credit reimbursement rights and obligations and adjusts WeWork’s reimbursement rights and obligations to each party accordingly. In addition, the Reimbursement Agreement Amendment amends the fees payable by WeWork thereunder, such that no fees will be owed to the SVF Obligor in respect of the junior letter of credit tranche through November 30, 2023 and thereafter fees will accrue at 6.5% of the aggregate reimbursement obligations thereunder, compounding quarterly and payable at the earlier of March 7, 2025 and termination or acceleration of the junior letter of credit tranche.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Sixth Amendment to the Credit Agreement, dated as of February 15, 2023, by and among the Outgoing SoftBank Obligor, the SVF Obligor, the WeWork Obligor, SVF II GP, the Senior Tranche Issuing Creditors, the Senior Tranche L/C Participants, the Junior Tranche Issuing Creditor, the Incoming Junior Tranche L/C Participant, GSIB, as senior tranche administrative agent, GSIB, as shared collateral agent, and Kroll Agency Services Limited, as junior tranche administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Andre Fernandez
Date: February 17, 2023	Name:	Andre Fernandez
	Title:	Chief Financial Officer